UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2007

Huttig Building Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14982	43-0334550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Maryville University Dr., Suite 240, St. Louis, MO	63141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (314) 216-2600

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On November 14, 2007, representatives of Huttig Building Products, Inc. will deliver a presentation to investors and analysts at the Southwestern Showcase Investor Conference in Dallas, Texas. A copy of the presentation is attached hereto as Exhibit 99.1.

Representatives of Huttig also plan to deliver this presentation to investors and analysts at the Wall Street Analyst Forum on November 27, 2007.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Huttig Building Products, Inc. presentation - November 14, 2007 and November 27, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huttig Building Products, Inc.
(Registrant)

Date: November 14, 2007	/s/ David L. Fleisher
David L. Fleisher
Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Huttig Building Products, Inc. presentation - November 14, 2007 and November 27, 2007